Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure
Commitment and Contingencies
Legal Matters
The Company is periodically involved in litigation and various legal matters that arise in the normal course of business. Such matters are subject to many uncertainties and outcomes which are not predictable. At the current time, the Company does not believe that any legal matters could have a material adverse effect on its financial position or future results of operations and therefore has not recorded any reserves in relation thereto as of December 31, 2019.
Capital Commitments
The Company is a party to agreements to purchase and install exhaust gas cleaning systems for 41 of its vessels. The total value of these agreements is estimated to be $95.5 million, of which $66.4 million remained unpaid at December 31, 2019. Payments are expected to be made throughout 2020 as the scrubber systems are installed on the vessels, with final payments expected to be made in the first quarter of 2021.
Time chartered-in vessels
The Company time charters-in six vessels, one of which was entered into and operated out of a spot market-oriented commercial pool managed by our commercial manager and the other five have been time chartered-out at matching terms. The terms of the time charter-in contracts are summarized as follows:

Vessel Type	Year Built	DWT	Where Built	Daily Base Rate	Earliest Expiry
Ultramax	2017	62,100	Japan	$10,885	30-Sep-20
Kamsarmax	2019	81,100	China	Variable	10-Mar-21
Kamsarmax	2019	81,100	China	Variable	7-Apr-21
Kamsarmax	2018	82,000	China	$12,000	25-June-21
Kamsarmax	2018	81,100	China	Variable	13-Jul-21
Kamsarmax	2015	81,100	China	Variable	22-Jul-21

Assuming the Company redelivers the vessels to their owners on the earliest redelivery date and based on the variable rates in effect at December 31, 2019, the Company estimates that as of December 31, 2019 it would expect to pay $40.4 million in time charter-in fees during 2020 and 2021 on the above contracts.
Debt
See Note 11, Debt, to the consolidated financial statements for a schedule of debt and financing obligation payments as of December 31, 2019.
Other
The Company also has certain commitments related to the commercial and technical management of its vessels. As of December 31, 2019, we would be obligated to pay termination fees of $3.5 million to SCM and SSM if we were to cancel our service agreements with them as of December 31, 2019. We are also required to pay SCM for each vessel that we own an amount equal to three months of commissions that SCM would have expected to earn had the contracts not been terminated.  Due to the variable nature of the commissions, they have been excluded from these figures.
There are no material post-employment benefits for our executive officers or directors. By law, our employees in Monaco are entitled to a one-time payment of up to two months salary upon retirement if they meet certain minimum service requirements.
The Company agreed to guarantee certain obligations of certain related parties arising from bunker purchases made through October 2020 on behalf of the vessels we own. The maximum potential amount of future payments is $2.0 million.